Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Legal and other contingencies
From time to time, the Company is party to litigation and subject to claims, including non- income tax audits, in the ordinary course of business. The Company follows a thorough process to estimate the reasonably possible loss or range of loss, and only if the Company is unable to make such an estimate does the Company conclude and disclose that an estimate cannot be made. Accordingly, unless otherwise indicated below, a reasonably possible loss or range of loss associated with any individual contingency cannot be estimated. The Company accrues an estimate for the probable loss or a range of loss when management believes information available to it indicates that the amount of loss can be reasonably estimated. The Company adjusts its estimated accruals to reflect the impact of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular case. Legal costs are expensed as incurred. Although the results of litigation and claims cannot be predicted with certainty, management concluded that there was not a reasonable probability that it would incur a reasonably estimable material loss related to such loss contingencies.
Given the inherent uncertainties of litigation, the ultimate outcome of ongoing matters cannot be predicted with certainty. Litigation is inherently unpredictable, but the Company believes it has valid defenses with respect to the legal matters pending against it. Nevertheless, the consolidated financial statements could be materially adversely affected in a particular period by the resolution of one or more of these contingencies. Regardless of the outcome, litigation can have an adverse impact on the Company because of judgment, defense, and settlement costs, diversion of management resources, and other factors. Liabilities established to provide for contingencies are adjusted as further information develops, circumstances changes, or contingencies are resolved; such changes are recorded in the accompanying statements of operations during the period of the change and reflected in accrued and other current liabilities on the accompanying consolidated balance sheets.
The Company has been and continues to be involved in numerous legal proceedings related to Pet Caregiver classification. In California, Assembly Bill No. 5 (AB-5) implemented a presumption that workers are employees. However, AB-2257 exempts agencies providing referrals for certain animal services, including dog walking, from AB-5. The Company believes that it falls within this exemption. Nevertheless, the interpretation or enforcement of the exemption could change.
In August 2018, the New York State Department of Labor (“DOL”) issued an Investigation Report assessing the Company with approximately $250,000 in unemployment insurance contributions for our independent contractors. In May 2021, the Unemployment Insurance Appeal Board affirmed its decision sustaining the Department’s assessment. Interest continues to accrue on this assessment. As of December 31, 2022, the Company’s liability related to this matter is $248 thousand.
In November 2019, California issued an assessment alleging various violations and penalties related to alleged misclassification of pet caregivers who use the Company’s platform as independent contractors. The Company has challenged both the legal basis and the amount of the assessment, of $1.7 million in unemployment insurance contributions for our independent contractors. In April 2022, the California Employment Development Department ("CA EED") initiated a routine employment tax audit of the Company. We are engaged in ongoing discussions with the CA EDD, including providing additional data that has been requested, in order to determine what, if any, additional assessments are warranted. CA EDD alleges the Company owes approximately $1.3 million in unemployment insurance contributions for our independent contractors. In response we submitted a Petition for Reassessment and intend to defend ourselves vigorously in this pending matter. The Company believes given the inherent uncertainties of litigation, the outcome of this matter is not considered probable nor estimable and, therefore, the Company has not recorded a reserve.
The Company is subject to audits by taxing authorities and other forms of investigation, audit, or inquiry conducted by federal, state, or local governmental agencies. Due to the inherent uncertainties in the final outcome of such matters, the Company can give no assurance that it will prevail in such matters, which could have an adverse effect on the Company’s business. In addition, the Company may be subject to greater risk of legal claims or regulatory actions as it increases and continues its operations in jurisdictions where the laws and regulations governing online marketplaces or the employment classification of service providers who use online marketplaces are uncertain or unfavorable. As of December 31, 2022 and 2021, management did not believe that the outcome of pending matters would have a material adverse effect on the Company’s financial position, results of operations, or cash flows.